Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is dated as of March 22, 2013 (this “Agreement”), between SafeStitch Medical, Inc., a Delaware corporation (the “Company”), and the purchasers whose names and addresses are set forth on the signature pages hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants on the terms and subject to the conditions set forth in this Agreement (the “Transaction”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

Article 1
Purchase and Sale of Common Stock

1.1 Purchase and Sale of the Shares. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell an aggregate of 12,096,000 shares (the “Purchased Shares”) to the Purchasers at a per share purchase price of $0.25 per share (“Per Share Purchase Price”) and issue 6,048,000 warrants with a conversion price of $0.33 per share (the “Warrants,” and with the Purchased Shares, the “Securities”). Each Purchaser hereby agrees to purchase from the Company the number of shares and warrants set forth on such Purchaser’s signature page hereto, for an aggregate purchase price equal to the number of shares purchased by such Purchaser multiplied by the Per Share Purchase Price (the “Purchase Price”).

1.2 Closing; Deliverables. The closing of the issuance and sale of the Securities (the “Closing”) shall take place at the Company’s offices in Miami, Florida on March 22, 2013 or as soon as possible thereafter (the “Closing”). At Closing, (A) the Company shall deliver to each Purchaser a copy of the Company’s instructions to its transfer agent instructing the transfer agent to deliver one or more stock certificates evidencing the Purchased Shares and a Warrant Certificate substantially in the form of Exhibit A, inclusive of such restrictive and other legends as set forth in Section 5.1 hereof, and (B) each Purchaser shall pay to the Company the Purchase Price by wire transfer of immediately available U.S. funds.

Article 2
Additional Agreements

The Company and each Purchaser shall cooperate and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws and regulations to consummate and make effective the sale of the Purchased Shares and issuance of the Warrants (the “Sale”) and the other transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all permits, consents, approvals and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the sale or any of the other transactions contemplated by this Agreement.

Article 3
Representations and Warranties of the Company

The Company represents and warrants to the Purchasers as of the date hereof as follows:

3.1 Authorization of Agreements, etc. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Certificate of Incorporation, as amended, or Bylaws, as amended; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound (as defined in Item 601(b)(10) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); or (d) any statute, rule or governmental regulation applicable to the Company, except for such violations, conflicts or defaults as would not individually or in the aggregate have a material adverse effect on the Company.

3.2 Valid Issuance of Common Stock. The Securities have been duly authorized and, when issued, sold and delivered in accordance with this Agreement for the consideration expressed herein will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges and encumbrances (collectively, “Encumbrances”) of any nature whatsoever except for (i) restrictions on transfer under this Agreement and under applicable Federal and state securities laws and (ii) Encumbrances created by each Purchaser.

3.3 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4 Brokers and Finders. Neither the Company nor any of its subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Sale or the other transactions contemplated by this Agreement.

Article 4
Representations and Warranties of Each Purchaser

Each Purchaser represents and warrants to the Company as of the date hereof as follows:

4.1 Authorization of Agreements, etc. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution and delivery by Purchaser of this Agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by all requisite corporate or other action and will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Purchaser’s organizational documents as currently in effect (if Purchaser is not a natural person); (b) any provision of any judgment, decree or order to which Purchaser is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound (as defined in Item 601(b)(10) of Regulation S-K under the Exchange Act); or (d) any statute, rule or governmental regulation applicable to the Company, except for such violations, conflicts or defaults as would not individually or in the aggregate have a material adverse effect on the Company.

4.2 Validity. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3 Investment Representations.

(a) Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and, if Purchaser is other than a natural person, was not organized for the specific purpose of acquiring the Securities;

(b) Purchaser is knowledgeable, sophisticated and experienced in financial and business matters and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

(c) the Securities being purchased by Purchaser hereunder are being acquired for Purchaser’s own account solely for the purpose of investment and not with a present view to, or for sale in connection with, any distribution thereof;

(d) Purchaser understands and acknowledges that:

(i) the Purchased Shares and Warrants have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of Purchaser contained in this Agreement in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities;

(ii) the Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

(iii) the Securities will bear a legend substantially in the form set forth in Section 5.1 herein; and

(iv) the Company will make a notation on its transfer books to such effect;

(e) the Company has made available to Purchaser all documents and information that the Purchaser has requested relating to an investment in the Securities, and Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; and

(f) Purchaser has, in connection with its decision to purchase the Securities, relied solely upon the representations and warranties of the Company contained in this Agreement.

4.4 Risk of Loss. Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of Purchaser’s investment, and Purchaser has full cognizance of and understands all of the risk factors related to its purchase of the Securities, including, but not limited to, those set forth in the Annual, Quarterly and Current Reports filed by the Company with the Securities and Exchange Commission. Purchaser understands that no representation is being made as to the future value of the Securities.

4.5 Confidentiality. Purchaser understands that this Agreement, the information contained in all materials provided to Purchaser by the Company and its representatives, including any information conveyed orally, in connection with the transactions contemplated hereunder (“Confidential Information”), is strictly confidential and proprietary to the Company and is being provided to Purchaser solely for Purchaser’s confidential use in connection with the transactions contemplated hereunder. Purchaser agrees to use the Confidential Information solely for the purpose of evaluating a possible investment in the Securities, and Purchaser acknowledges that it is prohibited from distributing, divulging or discussing any Confidential Information, in whole or in part, with any person, except Purchaser’s financial, investment or legal advisors (such persons, “Authorized Advisors”), solely to the extent necessary for such Authorized Advisors to assist Purchaser with its proposed investment in the Securities. To the extent that Purchaser provides, directly or indirectly, any Confidential Information to any Authorized Advisor, Purchaser shall (a) ensure that such Authorized Advisor maintain the confidentiality of the Confidential Information to the same extent applicable to Purchaser as set forth in this Section 4.5 and (b) be responsible for any breaches of this Section 4.5 by its Authorized Advisors. Confidential Information does not include any information that is or becomes publicly available through no fault of Purchaser, or that Purchaser is required to disclose pursuant to applicable law, regulation or legal process; provided, however, that if Purchaser or any Authorized Advisor is requested or ordered to disclose any Confidential Information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such requirement and the terms of and circumstances surrounding such requirement so that the Company may seek an appropriate protective order or other remedy, or waive compliance with the terms of this Section 4.5, and the Purchaser or such Authorized Advisor will provide such cooperation, at Company’s expense, with respect to obtaining a protective order or other remedy as the Company will request

4.6 Brokers and Finders. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Sale or the other transactions contemplated by this Agreement.

Article 5
Miscellaneous

5.1 Legend. Each certificate that represents Securities shall have conspicuously endorsed thereon the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (A) A REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT IS IN EFFECT OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR RELEVANT STATE SECURITIES LAWS.

5.2 Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

5.3 Assignment; Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Purchasers may not assign this Agreement without the Company’s prior written consent. This Agreement is made solely for the benefit of and is binding upon each Purchaser and the Company, and no other person shall acquire or have any right under or by virtue of this Agreement.

5.4 Notices. All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or overnight mail via a nationally recognized courier providing a receipt for delivery and properly addressed as follows:

If to the Company:	SafeStitch Medical, Inc. 4400 Biscayne Blvd. Miami, FL 33137 Attn: James Martin, Chief Financial Officer Fax: (305) 575-4130
With a copy to:	SafeStitch Medical, Inc. 4400 Biscayne Blvd. Miami, FL 33137 Attn: Joshua Weingard, Chief Legal Officer Fax: 305-575-4130
If to the Purchaser:	To the address specified on the signature page hereto.

Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida for all purposes and in all respects, without regard to the conflict of law provisions of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida. THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

5.6 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

5.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

5.8 Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, only with the written consent of the Company and each Purchaser.

5.9 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

5.10 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

5.11 Liability Not Affected by Knowledge or Waiver. The right to recovery of losses or other remedy based upon breach of representations, warranties or covenants will not be affected by any investigation conducted, or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance or noncompliance with any such representation, warranty, or covenant.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

SAFESTITCH MEDICAL, INC.

By:        Jeffrey G. Spragens
Name: Jeffrey G. Spragens
Title: President and Chief Executive Officer

Company Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.

PURCHASER(S):
If a corporation or other entity:	(name of corporation or entity) By: Name:
Title:
If an individual:	Name:
(Name of co-purchaser, if any):
Number of Purchased Shares:
Number of Warrants (50% of Purchased Shares):
Contact Information:	Address:
Telephone: Facsimile: E-mail:
Social Security Number or Tax Identification Number of the Registered Holder listed above:

Purchaser Signature Page to Securities Purchase Agreement

EXHIBIT A
WARRANT CERTIFICATE
$0.33 WARRANT

FORM OF COMMON STOCK WARRANT

THIS SECURITY AND THE SHARES (AS DEFINED BELOW) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SHARE MAY BE SOLD OR TRANSFERRED ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

Effective Date: March 22, 2013

WARRANT TO PURCHASE COMMON STOCK
SAFESTITCH MEDICAL, INC.
EXPIRING MARCH 22, 2018 (“EXPIRATION DATE”)

THIS WARRANT CERTIFIES THAT [ ] or their permitted assigns (“Holder”), for good and valuable consideration, the receipt of which is hereby acknowledged, has been granted the right to purchase from SafeStitch Medical, Inc., a Delaware corporation (the “Company”), at any time and from time to time, for a period commencing on the Effective Date (as defined below) and ending on the Expiration Date, [ ] (the “Warrant Number”) validly issued, fully-paid and non-assessable shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, subject to adjustment as provided herein, at the exercise price of $0.33 per share (the “Exercise Price”).

1.	Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term (“Term”) commencing at 9:00 a.m., New York, New York time, on the date hereof (the “Effective Date”) and ending at 5:00 p.m., New York, New York time on the Expiration Date, and shall be void thereafter.

2.	Exercise of Warrant.

2.1. Manner of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise (in the form annexed hereto as Exhibit A), duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder), upon payment of the purchase price of the Shares to be purchased in cash or wire transfer to an account designated by the Company.

2.2. Time of Exercise. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the “Exercise Date”), and the Person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As used in this Warrant, “Person” shall mean an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

2.3. Delivery of Certificate and Revised Warrant. As promptly as practicable on or after the Exercise Date and in any event within fifteen (15) days thereafter, the Company at its expense, will issue and deliver to the Person(s) entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise or other appropriate written evidence of the issuance of the Shares. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised at the same time.

2.4. No Fractional Shares. No fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.	Adjustments to the Shares.

3.1. Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of securities otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the Company’s shares of capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, this Warrant shall thereafter represent the right to acquire the number of Shares or other securities or property which the Holder of this Warrant would have owned immediately after the consummation of such reorganization, merger, consolidation, sale or transfer, if the Holder of this Warrant had exercised this Warrant immediately before the effective date of the reorganization, merger, consolidation, sale or transfer.

3.2. Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Number shall be appropriately adjusted, all subject to further adjustment as provided for herein.

3.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Number shall be proportionately increased (and the Exercise Price decreased correspondingly) in the case of a split or subdivision or proportionately decreased (and the Exercise Price increased correspondingly) in the case of a combination.

3.4. Adjustments for Dividends in Shares or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of Shares receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional securities or property (other than cash) of the Company that such Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Shares and/or all other additional securities available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Warrant.

4.	Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price, and the number of Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

5.	Share Legend. Each certificate for Shares issued upon exercise of this Warrant shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (A) A REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT IS IN EFFECT OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR RELEVANT STATE SECURITIES LAWS.

6.	Shares to be Fully Paid. The Company will issue Shares pursuant to this Warrant as fully paid, non-assessable and free from all liens and encumbrances.

7.	Company to Reserve Shares. At all times before the Expiration Date, the Company will reserve and keep available, free from preemptive rights, out of its authorized but unissued Shares or Shares held in the treasury of the Company, for the purpose of effecting the exercise of this Warrant, the full number of Shares then deliverable upon the exercise of this Warrant. The issuance of this Warrant shall constitute full authority to those officers of the Company who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares upon exercise of this Warrant.

8.	Exchange of Warrant. The Holder may exchange this Warrant, at the Company’s expense, at any time prior to the Expiration Date, by surrendering this Warrant to the Company, for other warrant certificates, upon the same terms and conditions of this Warrant, which in the aggregate entitle the Holders to purchase the balance of Shares then covered by this Warrant.

9.	No Rights as Stockholder. Except as otherwise provided herein, this Warrant will not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to receive distributions.

10.	Amendment. This Warrant may not be amended except with the prior written consent of the Holder and the Company. Any instrument given by or on behalf of the Holder in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of this Warrant.

11.	Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company issue or cause to be issued a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

12.	Transfer. The securities evidenced hereby have not been registered under the Securities Act of 1933 or any state securities laws; such securities may not be transferred, sold, pledged, or otherwise disposed of unless such securities are registered under the Securities Act of 1933 and such state laws or such transactions are exempt from the registration requirements thereof. Upon surrender of this Warrant as a result of a transfer hereof, the Company, at the expense of the transferee or transferor hereof, as the transferee and transferor may decide between themselves, will issue and deliver to, or to the order of, the transferee a new Warrant in the name of such transferee, or as such transferee (on payment by such transferee of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of Shares called for on the face of this Warrant. As a condition to effecting any transfer, the Holder shall notify the Company of the proposed transfer by delivering a Notice of and Form of Assignment (in the form annexed hereto as Exhibit B), duly completed and executed on behalf of the Holder at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder).

13.	Successors and Assigns. This Warrant shall not be assignable by the Company without the prior written consent of the Holder and any such assignment in violation hereof shall be null and void. Subject to the foregoing, this Warrant shall bind and inure to the benefit of the Company and its permitted successors and assigns, the Holder and its successors and assigns.

14.	Applicable Law. This Warrant shall be construed in accordance with, and governed by, the laws of the State of Florida without giving effect to the conflict of law provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Effective Date set forth above.

SAFESTITCH MEDICAL, INC.
(A DELAWARE corporation)

By:
Name: JEFFREY G. SPRAGENS
Title: CHIEF EXECUTIVE OFFICER AND PRESIDENT

(SIGNATURE PAGE FOR COMMON STOCK WARRANT)

EXHIBIT A
NOTICE OF EXERCISE

Dated:

1. The undersigned hereby elects to purchase        shares of the common stock of SafeStitch Medical, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such securities in full. Such purchase price is being paid in cash. .

2. Please issue certificate(s) representing said shares in the name of the undersigned or in such other name(s) as is specified below and deliver such certificates to the address(es) specified below:

[insert name(s) and address(es)]

3. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

[strike if not applicable]

[Insert name of Holder]

By:
Name:
Title:

EXHIBIT B

NOTICE OF AND
FORM OF ASSIGNMENT
(TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfer unto       , federal taxpayer identification number       , whose address is       , the right represented by the within Warrant to purchase        shares of Common Stock of        to which the within Warrant relates, and appoints the Secretary of        Attorney to transfer such right on the books of        with full power of substitution in the premises.

Dated: Signed in the presence of:	(Signature must conform to name of holder as specified on the face of the Warrant) Address